UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 25, 2006


                           INTEGRAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                   0-28353                98-0163519
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   (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)           File Number)         Identification No.)


   805 W. Orchard Dr., Suite 7, Bellingham, WA                98225
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   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (360) 752-1982
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 13, 2006, Integral Technologies, Inc. (the "Company") announced that it had entered into a Patent License Agreement with Jasper Rubber Products, Inc. ("Jasper"), pursuant to which the Company granted to Jasper the rights to use the Company's proprietary ElectriPlast technology for specific applications within its customer base. The effective date of the agreement was August 25, 2006.

Jasper, founded in 1949, and based in Jasper, Indiana, has over 800 employees and has grown to become a leader in innovative rubber and plastics development. Jasper manufactures a full range of molded, extruded, lathe-cut rubber and thermoplastic products for major appliance, oil filter, and automotive industries.

As outlined in the agreement, Jasper was granted a non-exclusive, non-sublicensable, non-assignable, worldwide license. The agreement will terminate upon the expiration of the last patent licensed under the agreement. Jasper may terminate the agreement upon 30 days notice at any time. Either party may terminate the agreement for cause, subject to a 30 day cure period. The Company may terminate the agreement in the event Jasper institutes any legal action claiming that the Company's patents are invalid or unenforceable, or alleging that the Company infringes on any Jasper patent.

Jasper paid a nominal up-front fee of $1.00 to the Company. Any revenue to be generated by the Company under the agreement will be from raw materials fees. The parties agreed to use good faith efforts to reach agreement on commercially reasonable terms for the pricing and delivery of raw materials.

A copy of the agreement with Jasper is attached as an exhibit to this report and is incorporated by reference herein.


ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

Since the filing of its last periodic report, the Company issued common stock in transactions described below that were not registered under the Securities Act of 1933. In the aggregate, 2,721,705 shares were issued, which represents approximately 6% of the total number of shares of common stock outstanding. The total number of shares of common stock currently outstanding is 45,439,969
(includes  shares  issued  in  transactions  described  below).

On September 15, 2006, the Company closed a private placement with 21 investors and sold 1,180,537 shares of common stock at $2.00 per share and warrants to purchase 590,269 shares of common stock within two years at an exercise price of $2.50 per share, provide that in the event that the average closing bid price of a share of the Company's common stock exceeds $4.50 for ten consecutive trading days, the Company has the right to redeem the warrants for $.01 per share of common stock purchasable hereunder, upon thirty days written notice (the Holder shall have the right to exercise the warrant in accordance with its terms prior to the expiration of the thirty day period). The purchase price attributable to the warrants was $.001 per share of common stock underlying the warrants.
Aggregate proceeds from the sale of the common stock and the warrants was $2,361,664 ($2,361,074 for the common stock and $590 for the warrants). At any time commencing sixty (60) days after the close of the offering, the Investors can require that the Company prepare and file a registration statement to register the shares of common stock (including the shares underlying the warrants) for resale by the investors. The Company also reserves the right to file such a registration statement at any time after the Closing Date on its own initiative. The transaction did not involve any public offering, no sales commissions were paid and a restrictive legend was placed on each certificate evidencing the shares. The Company believes that the transaction was exempt from registration pursuant to Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

In June 2006, the Company issued an aggregate of 1,291,168 shares to 12 persons pursuant to the exercise of outstanding warrants that were due to expire on June 30, 2006: 842,000 shares were issued pursuant to the exercise of warrants with an exercise price of $.75 per share, plus 449,168 shares were issued pursuant to the exercise of warrants with an exercise price of $1.00 per share. Aggregate proceeds were $1,080,668. The transaction did not involve any public offering, no sales commissions were paid


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
and a restrictive legend was placed on each certificate evidencing the shares. The Company believes that the transaction was exempt from registration pursuant to Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D. The shares underlying the warrants had previously been registered for resale by the holders.

On May 30, 2006, the Company issued 250,000 shares of restricted common stock to Visionary Innovations, Inc., in exchange for services, pursuant to a letter agreement dated January 31, 2006. For accounting purposes, the services were valued at $150,000. Visionary Innovations, Inc., and its principal, Scott Shaffer, agreed to provide strategic and consulting services to the Company in connection with the worldwide commercialization of the Company's proprietary ElectriPlast technology for a period of one year, in exchange for the shares and a contingent fee equal to 2% of the Net Revenue actually paid to the Company by new clients or other parties directly introduced by Visionary ("Net Revenue" is defined to mean revenue actually received by the Company from third parties in respect of sales of the Company's products and/or services, license fees, or research grants, net of taxes payable by the Company with respect to such amounts and all direct costs incurred by the Company in generating such revenue). The Company believes this transaction was exempt from registration under Section 4(2) and Section 4(6) of the Securities Act of 1933 and/or Rule 506 of Regulation D. The transaction did not involve a public offering, no sales commissions were paid, and a restrictive legend was placed on the certificate evidencing the shares.


ITEM 7.01. REGULATION FD.

On September 13, 2006, the Company issued a press release to announce the agreement with Jasper Rubber Products, Inc., which is described above under Item
1.01.  A  copy  of  the  press  release  is  attached  as  an  exhibit  hereto.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit   Description
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10.21     Patent  License  Agreement  between  the  Company  and  Jasper  Rubber
          Products, Inc. dated August 25, 2006. (Filed herewith.)

99.04     Press release dated September 13, 2006. (Filed herewith.)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEGRAL TECHNOLOGIES, INC.


                                        By:  /s/ William A. Ince
                                             -----------------------------------
                                             William A. Ince, President


Date:  September 19, 2006


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
                                  EXHIBIT INDEX
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10.21     Patent  License  Agreement  between  the  Company  and  Jasper  Rubber
          Products, Inc. dated August 25, 2006. (Filed herewith.)

99.04     Press release dated September 13, 2006. (Filed herewith.)